Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2024

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22 - 23
	- Debt and Capital	24
	- Computation of Basic and Diluted Earnings Per Share	25
	- Book Value and Book Value per Common Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27 - 33
	- Glossary	34

Consolidation of Huatai Group Effective July 1, 2023

Effective July 1, 2023, the company increased its aggregate ownership interest in Huatai Group (Huatai), resulting in a majority controlling interest, and applied consolidation accounting beginning third quarter 2023.

In this financial supplement, business activity for, and the financial position of, Huatai is reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only the company’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $
	2024	2023	% Change	2023	% Change	2024	2023	% Change	2023	% Change

Gross premiums written	$16,761	$15,996	4.8%	$15,844	5.8%	$47,677	$43,880	8.7%	$43,651	9.2%

Net premiums written	$13,829	$13,104	5.5%	$12,969	6.6%	$39,410	$35,765	10.2%	$35,559	10.8%

P&C net premiums written	$12,277	$11,652	5.4%	$11,566	6.1%	$34,645	$31,750	9.1%	$31,659	9.4%

Global P&C net premiums written	$10,898	$10,131	7.6%	$10,045	8.5%	$32,259	$29,169	10.6%	$29,078	10.9%

Life Insurance net premiums written	$1,552	$1,452	6.8%	$1,403	10.6%	$4,765	$4,015	18.7%	$3,900	22.2%

Net premiums earned	$13,373	$12,674	5.5%	$12,536	6.7%	$37,248	$33,815	10.2%	$33,593	10.9%

P&C underwriting income	$1,457	$1,305	11.7%	$1,291	12.8%	$4,275	$3,943	8.4%	$3,917	9.1%

P&C CAY underwriting income ex Cats	$1,978	$1,775	11.5%	$1,763	12.3%	$5,412	$4,875	11.0%	$4,857	11.4%

Adjusted net investment income	$1,640	$1,415	15.9%	$1,404	16.8%	$4,685	$3,856	21.5%	$3,837	22.1%

Core operating income	$2,334	$2,041	14.3%	$2,018	15.6%	$6,746	$5,927	13.8%	$5,882	14.7%

Adjusted operating cash flow	$4,551	$4,680				$11,741	$9,446

Net investment income	$1,508	$1,314	14.7%	$1,303	15.6%	$4,367	$3,566	22.5%	$3,547	23.1%

Chubb net income	$2,324	$2,043	13.8%			$6,697	$5,728	16.9%

Operating cash flow	$4,318	$4,680				$11,617	$9,446

P&C combined ratio
Loss and loss expense ratio	63.1%	64.0%				60.8%	60.9%
Policy acquisition cost and administrative expense ratio	24.6%	24.4%				26.1%	25.9%

Combined ratio	87.7%	88.4%				86.9%	86.8%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	58.9%	60.1%				57.5%	58.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.5%	24.2%				25.9%	25.7%

CAY combined ratio ex Cats	83.4%	84.3%				83.4%	83.7%

ROE	14.7%	15.5%				14.3%	14.8%
Core operating return on tangible equity (ROTE)	21.7%	21.2%				21.5%	21.1%
Core operating return on equity (ROE)	13.9%	13.5%				13.6%	13.3%

Effective tax rate	17.7%	16.8%				16.6%	17.2%
Core operating effective tax rate	17.7%	18.8%				17.2%	18.6%

Diluted earnings per share

Chubb net income	$5.70	$4.95	15.2%			$16.38	$13.79	18.8%

Core operating income	$5.72	$4.95	15.6%			$16.50	$14.27	15.6%

Weighted average basic common shares outstanding	403.8	409.5				404.7	412.1
Weighted average diluted common shares outstanding	407.9	412.6				408.9	415.4

			% Change		% Change
	September 30	June 30	3Q-24 vs.	December 31	3Q-24 vs.
	2024	2024	2Q-24	2023	4Q-23

Book value per common share	$163.16	$151.05	8.0%	$146.83	11.1%
Tangible book value per common share	$102.67	$91.05	12.8%	$87.98	16.7%

Book value per common share, excl. AOCI	$176.23	$171.60	2.7%	$163.64	7.7%
Tangible book value per common share, excl. AOCI	$113.72	$109.08	4.3%	$102.78	10.6%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	YTD 2024	YTD 2023	Full Year 2023

Gross premiums written	$16,761	$16,491	$14,425	$13,646	$15,996	$47,677	$43,880	$57,526

Net premiums written	13,829	13,360	12,221	11,596	13,104	39,410	35,765	47,361

Net premiums earned	13,373	12,292	11,583	11,897	12,674	37,248	33,815	45,712

Adjusted losses and loss expenses (1)	7,384	6,434	5,728	6,165	7,113	19,546	17,940	24,105

Realized (gains) losses on crop derivatives	1	3	1	2	7	5	3	5

Losses and loss expenses	7,383	6,431	5,727	6,163	7,106	19,541	17,937	24,100

Adjusted policy benefits (2)	1,109	1,123	1,170	1,052	957	3,402	2,621	3,673

Realized (gains) losses from investment portfolios supporting participating policies	(20)	(85)	-	-	-	(105)	-	-

(Gains) losses from fair value changes in separate account assets	30	(11)	(10)	(11)	19	9	56	45

Policy benefits	1,099	1,219	1,180	1,063	938	3,498	2,565	3,628

Policy acquisition costs	2,324	2,226	2,207	2,117	2,178	6,757	6,142	8,259

Administrative expenses	1,094	1,094	1,070	1,048	1,060	3,258	2,959	4,007

Adjusted net investment income (3)	1,640	1,563	1,482	1,487	1,415	4,685	3,856	5,343

Other (income) expense from private equity partnerships	(127)	(91)	(86)	(109)	(92)	(304)	(276)	(385)

Amortization expense of fair value adjustment on acquired invested assets	(5)	(4)	(5)	(7)	(9)	(14)	(14)	(21)

Net investment income	1,508	1,468	1,391	1,371	1,314	4,367	3,566	4,937

Adjusted realized gains (losses) (4)	179	22	(100)	(121)	(96)	101	(481)	(602)

Realized gains (losses) from investment portfolios supporting participating policies	20	85	-	-	-	105	-	-

Realized gains (losses) on crop derivatives	(1)	(3)	(1)	(2)	(7)	(5)	(3)	(5)

Net realized gains (losses)	198	104	(101)	(123)	(103)	201	(484)	(607)

Market risk benefits gains (losses)	(230)	(29)	21	(153)	(32)	(238)	(154)	(307)

Adjusted interest expense (5)	197	188	183	179	179	568	514	693

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(5)	(6)	(5)	(16)	(15)	(21)

Interest expense	192	182	178	173	174	552	499	672

Gains (losses) from fair value changes in separate account assets	(30)	11	10	11	(19)	(9)	(56)	(45)

Net realized gains (losses) related to unconsolidated entities	212	7	101	143	59	320	288	431

Other income (expense) from private equity partnerships	127	91	86	109	92	304	276	385

Other income (expense) - operating	16	1	(6)	23	22	11	42	65

Other income (expense)	325	110	191	286	154	626	550	836

Amortization expense of purchased intangibles	81	80	80	84	84	241	226	310

Integration expenses	7	7	7	18	14	21	51	69

Income tax expense (benefit)	504	490	342	(678)	413	1,336	1,189	511

Net income	$2,490	$2,216	$2,294	$3,290	$2,040	$7,000	$5,725	$9,015

Less: NCI income (loss)	166	(14)	151	(10)	(3)	303	(3)	(13)

Chubb net income	$2,324	$2,230	$2,143	$3,300	$2,043	$6,697	$5,728	$9,028

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report includes gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than 3% ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	YTD 2024	YTD 2023	Full Year 2023
P&C underwriting income
Gross premiums written	$15,143	$14,845	$12,724	$12,122	$14,467	$42,712	$39,650	$51,772
Net premiums written	12,277	11,780	10,588	10,146	11,652	34,645	31,750	41,896
Net premiums earned	11,843	10,724	9,972	10,461	11,232	32,539	29,853	40,314
Adjusted losses and loss expenses	7,352	6,412	5,696	6,138	7,093	19,460	17,853	23,991
Policy benefits	120	92	100	119	91	312	338	457
Policy acquisition costs	2,033	1,926	1,913	1,857	1,899	5,872	5,313	7,170
Administrative expenses	881	876	863	830	844	2,620	2,406	3,236

P&C underwriting income	$1,457	$1,418	$1,400	$1,517	$1,305	$4,275	$3,943	$5,460

P&C CAY underwriting income ex Cats	$1,978	$1,806	$1,628	$1,640	$1,775	$5,412	$4,875	$6,515

% Change versus prior year period
Net premiums written	5.4%	10.3%	12.4%	12.5%	8.4%	9.1%	9.1%	9.9%
Net premiums earned	5.4%	10.1%	12.3%	11.8%	9.2%	9.0%	8.6%	9.4%

Net premiums written constant $	6.1%	10.6%	12.2%	11.3%	7.6%	9.4%	9.5%	9.9%
Net premiums earned constant $	6.3%	10.4%	12.2%	10.6%	8.1%	9.4%	8.8%	9.3%

P&C combined ratio
Loss and loss expense ratio	63.1%	60.6%	58.1%	59.8%	64.0%	60.8%	60.9%	60.6%
Policy acquisition cost ratio	17.2%	18.0%	19.2%	17.8%	16.9%	18.0%	17.8%	17.8%
Administrative expense ratio	7.4%	8.2%	8.7%	7.9%	7.5%	8.1%	8.1%	8.1%

Combined ratio	87.7%	86.8%	86.0%	85.5%	88.4%	86.9%	86.8%	86.5%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.9%	57.1%	56.1%	58.7%	60.1%	57.5%	58.0%	58.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.5%	26.1%	27.6%	25.6%	24.2%	25.9%	25.7%	25.7%

CAY combined ratio ex Cats	83.4%	83.2%	83.7%	84.3%	84.3%	83.4%	83.7%	83.9%

Other ratios
Net premiums written/gross premiums written	81%	79%	83%	84%	81%	81%	80%	81%

Expense ratio	24.6%	26.2%	27.9%	25.7%	24.4%	26.1%	25.9%	25.9%
Expense ratio excluding A&H	23.1%	24.5%	26.1%	23.9%	22.6%	24.5%	24.1%	24.0%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$4	$-	$-	$-	$-	$4	$-	$-
Catastrophe losses - pre-tax	$769	$580	$435	$300	$670	$1,784	$1,528	$1,828
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(244)	$(192)	$(207)	$(177)	$(200)	$(643)	$(596)	$(773)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	6.4%	5.4%	4.4%	2.9%	6.0%	5.5%	5.1%	4.5%
Impact of PPD on P&C combined ratio - Favorable	-2.1%	-1.8%	-2.1%	-1.7%	-1.9%	-2.0%	-2.0%	-1.9%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	4.3%	3.6%	2.3%	1.2%	4.1%	3.5%	3.1%	2.6%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	YTD 2024	YTD 2023	Full Year 2023

Global P&C underwriting income
Gross premiums written	$12,992	$13,734	$12,296	$11,614	$12,063	$39,022	$35,752	$47,366
Net premiums written	10,898	11,022	10,339	9,539	10,131	32,259	29,169	38,708
Net premiums earned	10,424	10,098	9,844	9,626	9,692	30,366	27,519	37,145
Adjusted losses and loss expenses	6,159	5,869	5,647	5,267	5,737	17,675	15,850	21,117
Policy benefits	120	92	100	119	91	312	338	457
Policy acquisition costs	1,945	1,881	1,892	1,835	1,823	5,718	5,185	7,020
Administrative expenses	879	873	861	840	841	2,613	2,397	3,237

Global P&C underwriting income	$1,321	$1,383	$1,344	$1,565	$1,200	$4,048	$3,749	$5,314

Global P&C CAY underwriting income ex Cats	$1,819	$1,738	$1,597	$1,692	$1,661	$5,154	$4,656	$6,348

% Change versus prior year period
Net premiums written	7.6%	11.2%	13.3%	10.5%	12.3%	10.6%	9.8%	10.0%
Net premiums earned	7.5%	10.9%	12.9%	10.2%	12.5%	10.3%	8.9%	9.2%

Net premiums written constant $	8.5%	11.5%	13.0%	9.2%	11.2%	10.9%	10.2%	10.0%
Net premiums earned constant $	8.5%	11.2%	12.8%	8.9%	11.2%	10.8%	9.1%	9.1%

Combined ratio

Loss and loss expense ratio	60.2%	59.0%	58.4%	56.0%	60.1%	59.2%	58.8%	58.1%
Policy acquisition cost ratio	18.7%	18.6%	19.2%	19.0%	18.8%	18.9%	18.9%	18.9%
Administrative expense ratio	8.4%	8.7%	8.7%	8.7%	8.7%	8.6%	8.7%	8.7%

Combined ratio	87.3%	86.3%	86.3%	83.7%	87.6%	86.7%	86.4%	85.7%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.7%	55.5%	55.9%	54.7%	55.7%	55.7%	55.7%	55.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.9%	27.3%	27.9%	27.7%	27.3%	27.4%	27.4%	27.5%

CAY combined ratio ex Cats	82.6%	82.8%	83.8%	82.4%	83.0%	83.1%	83.1%	83.0%

Other ratios
Net premiums written/gross premiums written	84%	80%	84%	82%	84%	83%	82%	82%

Expense ratio	27.1%	27.3%	27.9%	27.7%	27.5%	27.5%	27.6%	27.6%
Expense ratio excluding A&H	25.6%	25.7%	26.2%	26.1%	25.6%	25.8%	25.8%	25.8%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$4	$-	$-	$-	$-	$4	$-	$-
Catastrophe losses - pre-tax	$740	$547	$432	$298	$652	$1,719	$1,491	$1,789
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(238)	$(192)	$(179)	$(171)	$(191)	$(609)	$(584)	$(755)

Impact of catastrophe losses on combined ratio - Unfavorable	7.0%	5.4%	4.3%	3.0%	6.7%	5.7%	5.4%	4.8%
Impact of PPD on combined ratio - Favorable	-2.3%	-1.9%	-1.8%	-1.8%	-2.1%	-2.1%	-2.1%	-2.1%
Impact of Cats and PPD on combined ratio - Unfavorable	4.7%	3.5%	2.5%	1.2%	4.6%	3.6%	3.3%	2.7%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30 2024	June 30 2024	March 31 2024	December 31 2023
Assets

Short-term investments, at fair value	$4,375	$4,546	$5,107	$4,551
Fixed maturities available for sale, at fair value	117,265	107,840	108,289	106,571
Private debt held-for-investment, at amortized cost	2,619	2,680	2,708	2,553
Equity securities, at fair value	4,404	3,792	3,769	3,455
Private equities	14,405	14,365	14,281	14,078
Other investments	8,155	7,513	6,216	5,527

Total investments	151,223	140,736	140,370	136,735

Cash and restricted cash	2,678	2,568	2,651	2,621
Securities lending collateral	1,927	1,889	1,708	1,299
Insurance and reinsurance balances receivable	15,709	15,929	13,991	13,379
Reinsurance recoverable on losses and loss expenses	19,606	19,355	19,109	19,952
Deferred policy acquisition costs	8,249	7,812	7,537	7,152
Value of business acquired (VOBA)	3,452	3,434	3,617	3,674
Prepaid reinsurance premiums	3,648	3,747	3,241	3,221
Goodwill and other intangible assets ($25,830 represents Chubb portion as of 09/30/2024)	26,584	26,452	26,405	26,461
Deferred tax assets	1,567	1,690	1,761	1,741
Separate account assets	5,996	5,834	5,864	5,573
Other assets	9,918	9,105	8,613	8,874

Total assets	$250,557	$238,551	$234,867	$230,682

Liabilities
Unpaid losses and loss expenses	$84,326	$82,191	$80,341	$80,122
Unearned premiums	24,498	24,102	22,728	22,051

Future policy benefits	16,003	14,663	14,375	13,888

Market risk benefits	748	576	611	771

Policyholder account balances	8,136	7,787	7,560	7,462

Separate account liabilities	5,996	5,834	5,864	5,573
Insurance and reinsurance balances payable	8,696	9,126	8,505	8,302
Securities lending payable	1,927	1,889	1,708	1,299
Accounts payable, accrued expenses, and other liabilities	12,015	11,196	11,379	11,165
Deferred tax liabilities	1,652	1,572	1,543	1,555
Short-term and long-term debt	16,131	14,731	15,513	14,495
Trust preferred securities	309	309	309	308

Total liabilities	180,437	173,976	170,436	166,991

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	71,027	69,342	67,921	66,316
Accumulated other comprehensive income (loss) (AOCI)	(5,270)	(8,304)	(7,386)	(6,809)

Chubb shareholders’ equity	65,757	61,038	60,535	59,507
Noncontrolling interests	4,363	3,537	3,896	4,184

Total shareholders’ equity	70,120	64,575	64,431	63,691

Total liabilities and shareholders’ equity	$250,557	$238,551	$234,867	$230,682

Book value per common share	$163.16	$151.05	$149.09	$146.83
% change over prior quarter	8.0%	1.3%	1.5%	14.4%
Tangible book value per common share (1)	$102.67	$91.05	$89.55	$87.98
% change over prior quarter	12.8%	1.7%	1.8%	24.1%

Book value per common share, excl. AOCI	$176.23	$171.60	$167.28	$163.64
% change over prior quarter	2.7%	2.6%	2.2%	4.5%
Tangible book value per common share, excl. AOCI	$113.72	$109.08	$105.75	$102.78
% change over prior quarter	4.3%	3.1%	2.9%	6.1%

(1) Refer to page 26 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	3Q-24	3Q-23	% Change	% Change	2024	2023	% Change	% Change
Net premiums written

Property and other short-tail lines	$2,314	$2,082	11.1%	12.0%	$7,389	$6,453	14.5%	14.9%
Commercial casualty	2,548	2,332	9.3%	9.6%	6,913	6,259	10.5%	10.5%
Financial lines	1,249	1,333	-6.2%	-5.9%	3,594	3,733	-3.7%	-3.6%
Workers’ compensation	539	538	0.1%	0.1%	1,727	1,693	2.0%	2.0%
Commercial multiple peril (1)	433	398	8.5%	8.5%	1,229	1,129	8.8%	8.8%
Surety	188	172	9.4%	12.4%	572	506	13.0%	13.1%

Total Commercial P&C lines	7,271	6,855	6.1%	6.6%	21,424	19,773	8.3%	8.5%

Agriculture	1,379	1,521	-9.3%	-9.3%	2,386	2,581	-7.6%	-7.6%

Personal homeowners	1,287	1,192	7.9%	8.5%	3,707	3,268	13.4%	13.9%
Personal automobile	624	547	14.3%	18.1%	1,880	1,434	31.2%	30.0%
Personal other	509	474	7.4%	9.1%	1,594	1,466	8.8%	9.8%

Total Personal lines	2,420	2,213	9.4%	10.9%	7,181	6,168	16.4%	16.7%

Global A&H - P&C	855	802	6.6%	9.5%	2,532	2,397	5.6%	7.7%

Reinsurance lines	352	261	34.8%	34.8%	1,122	831	35.0%	35.1%

Total P&C	$12,277	$11,652	5.4%	6.1%	$34,645	$31,750	9.1%	9.4%

Life Insurance	1,552	1,452	6.8%	10.6%	4,765	4,015	18.7%	22.2%

Total Consolidated	$13,829	$13,104	5.5%	6.6%	$39,410	$35,765	10.2%	10.8%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended September 30, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$5,500	$1,679	$1,379	$3,367	$352	$-	$12,277	$1,552	$13,829
% of total net premiums written	40%	12%	10%	24%	3%	-	89%	11%	100%
Net premiums earned	5,110	1,577	1,419	3,421	316	-	11,843	1,530	13,373
Adjusted losses and loss expenses	3,391	879	1,193	1,631	200	58	7,352	32	7,384
Adjusted policy benefits	-	-	-	120	-	-	120	989	1,109
Policy acquisition costs	689	315	88	852	89	-	2,033	291	2,324
Administrative expenses	338	88	2	340	9	104	881	213	1,094

Underwriting income (loss)	692	295	136	478	18	(162)	1,457	5	1,462
Adjusted net investment income	931	112	20	286	64	(23)	1,390	250	1,640
Other income (expense) - operating	(6)	(1)	(1)	(5)	-	(10)	(23)	39	16
Amortization expense of purchased intangibles	(2)	(3)	(5)	(21)	-	(40)	(71)	(10)	(81)

Segment income (loss)	$1,615	$403	$150	$738	$82	$(235)	$2,753	$284	$3,037

Combined ratio	86.5%	81.3%	90.4%	86.0%	94.4%		87.7%
CAY combined ratio ex Cats	80.8%	78.7%	88.9%	84.8%	75.8%		83.4%
	Three months ended September 30, 2023
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$5,132	$1,527	$1,521	$3,211	$261	$-	$11,652	$1,452	$13,104
% of total net premiums written	38%	12%	12%	25%	2%	-	89%	11%	100%
Net premiums earned	4,735	1,407	1,540	3,311	239	-	11,232	1,442	12,674
Adjusted losses and loss expenses	3,025	900	1,356	1,635	116	61	7,093	20	7,113
Adjusted policy benefits	-	-	-	91	-	-	91	866	957
Policy acquisition costs	640	287	76	827	69	-	1,899	279	2,178
Administrative expenses	323	84	3	327	9	98	844	216	1,060

Underwriting income (loss)	747	136	105	431	45	(159)	1,305	61	1,366
Adjusted net investment income	780	94	12	248	47	23	1,204	211	1,415
Other income (expense) - operating	(6)	(2)	-	10	-	(8)	(6)	28	22
Amortization expense of purchased intangibles	-	(3)	(6)	(19)	-	(44)	(72)	(12)	(84)

Segment income (loss)	$1,521	$225	$111	$670	$92	$(188)	$2,431	$288	$2,719

Combined ratio	84.2%	90.3%	93.2%	87.0%	81.3%		88.4%
CAY combined ratio ex Cats	81.1%	78.9%	92.7%	84.8%	78.8%		84.3%

Consol Results - QTD	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Nine months ended September 30, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$15,690	$4,911	$2,386	$10,536	$1,122	$-	$34,645	$4,765	$39,410
% of total net premiums written	40%	12%	6%	27%	3%	-	88%	12%	100%
Net premiums earned	14,890	4,560	2,173	9,966	950	-	32,539	4,709	37,248
Adjusted losses and loss expenses	9,640	2,654	1,785	4,728	492	161	19,460	86	19,546
Adjusted policy benefits	-	-	-	312	-	-	312	3,090	3,402
Policy acquisition costs	2,037	914	154	2,517	250	-	5,872	885	6,757
Administrative expenses	993	262	7	1,019	29	310	2,620	638	3,258

Underwriting income (loss)	2,220	730	227	1,390	179	(471)	4,275	10	4,285
Adjusted net investment income	2,620	322	62	836	179	(72)	3,947	738	4,685
Other income (expense) - operating	(28)	-	(1)	(14)	-	(57)	(100)	111	11
Amortization expense of purchased intangibles	(2)	(7)	(18)	(61)	-	(122)	(210)	(31)	(241)

Segment income (loss)	$4,810	$1,045	$270	$2,151	$358	$(722)	$7,912	$828	$8,740

Combined ratio	85.1%	84.0%	89.6%	86.1%	81.2%		86.9%
CAY combined ratio ex Cats	81.2%	78.9%	88.4%	85.3%	76.6%		83.4%
	Nine months ended September 30, 2023
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$14,575	$4,404	$2,581	$9,359	$831	$-	$31,750	$4,015	$35,765
% of total net premiums written	42%	12%	7%	26%	2%	-	89%	11%	100%
Net premiums earned	13,710	4,084	2,334	9,005	720	-	29,853	3,962	33,815
Adjusted losses and loss expenses	8,625	2,634	2,003	4,139	319	133	17,853	87	17,940
Adjusted policy benefits	-	-	-	338	-	-	338	2,283	2,621
Policy acquisition costs	1,867	836	128	2,286	196	-	5,313	829	6,142
Administrative expenses	934	247	9	899	27	290	2,406	553	2,959

Underwriting income (loss)	2,284	367	194	1,343	178	(423)	3,943	210	4,153
Adjusted net investment income	2,204	262	43	636	144	42	3,331	525	3,856
Other income (expense) - operating	(18)	(2)	-	29	1	(37)	(27)	69	42
Amortization expense of purchased intangibles	-	(8)	(19)	(52)	-	(129)	(208)	(18)	(226)

Segment income (loss)	$4,470	$619	$218	$1,956	$323	$(547)	$7,039	$786	$7,825

Combined ratio	83.3%	91.0%	91.7%	85.1%	75.3%		86.8%
CAY combined ratio ex Cats	81.0%	80.0%	90.6%	85.0%	78.0%		83.7%

Consol Results - YTD	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Gross premiums written	$6,511	$6,915	$5,431	$5,752	$6,131	$18,857	$18,058	$23,810
Net premiums written	5,500	5,501	4,689	4,662	5,132	15,690	14,575	19,237
Net premiums earned	5,110	4,900	4,880	4,706	4,735	14,890	13,710	18,416
Losses and loss expenses	3,391	3,074	3,175	2,631	3,025	9,640	8,625	11,256
Policy acquisition costs	689	660	688	648	640	2,037	1,867	2,515
Administrative expenses	338	327	328	316	323	993	934	1,250

Underwriting income	692	839	689	1,111	747	2,220	2,284	3,395
Adjusted net investment income	931	863	826	813	780	2,620	2,204	3,017
Other income (expense) - operating	(6)	(15)	(7)	(4)	(6)	(28)	(18)	(22)
Amortization expense of purchased intangibles	(2)	-	-	-	-	(2)	-	-

Segment income	$1,615	$1,687	$1,508	$1,920	$1,521	$4,810	$4,470	$6,390

CAY underwriting income ex Cats	$993	$947	$877	$990	$909	$2,817	$2,621	$3,611

Combined ratio
Loss and loss expense ratio	66.4%	62.7%	65.1%	55.9%	63.9%	64.7%	62.9%	61.1%
Policy acquisition cost ratio	13.5%	13.5%	14.1%	13.8%	13.5%	13.7%	13.6%	13.7%
Administrative expense ratio	6.6%	6.7%	6.7%	6.7%	6.8%	6.7%	6.8%	6.8%

Combined ratio	86.5%	82.9%	85.9%	76.4%	84.2%	85.1%	83.3%	81.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.0%	60.6%	61.4%	58.6%	61.1%	61.0%	60.8%	60.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	19.8%	20.1%	20.6%	20.4%	20.0%	20.2%	20.2%	20.3%

CAY combined ratio ex Cats	80.8%	80.7%	82.0%	79.0%	81.1%	81.2%	81.0%	80.5%

Catastrophe losses - pre-tax	$340	$252	$236	$71	$246	$828	$639	$710
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(39)	$(144)	$(48)	$(192)	$(84)	$(231)	$(302)	$(494)

% Change versus prior year period
Net premiums written	7.2%	6.7%	9.4%	4.4%	8.7%	7.7%	8.6%	7.5%
Net premiums earned	7.9%	6.4%	11.7%	5.5%	10.6%	8.6%	8.4%	7.7%

Other ratios
Net premiums written/gross premiums written	84%	80%	86%	81%	84%	83%	81%	81%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$3,296	$3,524	$2,779	$2,788	$3,075	$9,599	$8,865	$11,653
Commercial	2,204	1,977	1,910	1,874	2,057	6,091	5,710	7,584

Total	$5,500	$5,501	$4,689	$4,662	$5,132	$15,690	$14,575	$19,237

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Gross premiums written	$1,949	$2,029	$1,679	$1,695	$1,750	$5,657	$5,044	$6,739
Net premiums written	1,679	1,776	1,456	1,474	1,527	4,911	4,404	5,878
Net premiums earned	1,577	1,512	1,471	1,452	1,407	4,560	4,084	5,536
Losses and loss expenses	879	876	899	877	900	2,654	2,634	3,511
Policy acquisition costs	315	299	300	292	287	914	836	1,128
Administrative expenses	88	88	86	82	84	262	247	329

Underwriting income	295	249	186	201	136	730	367	568
Net investment income	112	108	102	96	94	322	262	358
Other income (expense) - operating	(1)	2	(1)	(1)	(2)	-	(2)	(3)
Amortization expense of purchased intangibles	(3)	(2)	(2)	(1)	(3)	(7)	(8)	(9)

Segment income	$403	$357	$285	$295	$225	$1,045	$619	$914

CAY underwriting income ex Cats	$336	$323	$304	$285	$297	$963	$818	$1,103

Combined ratio
Loss and loss expense ratio	55.8%	57.9%	61.1%	60.4%	63.9%	58.2%	64.5%	63.4%
Policy acquisition cost ratio	20.0%	19.8%	20.4%	20.1%	20.4%	20.0%	20.5%	20.4%
Administrative expense ratio	5.5%	5.8%	5.9%	5.7%	6.0%	5.8%	6.0%	5.9%

Combined ratio	81.3%	83.5%	87.4%	86.2%	90.3%	84.0%	91.0%	89.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.1%	53.0%	53.1%	54.7%	52.4%	53.1%	53.4%	53.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.6%	25.6%	26.2%	25.7%	26.5%	25.8%	26.6%	26.3%

CAY combined ratio ex Cats	78.7%	78.6%	79.3%	80.4%	78.9%	78.9%	80.0%	80.1%

Catastrophe losses - pre-tax	$230	$138	$170	$83	$280	$538	$586	$669
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(189)	$(64)	$(52)	$1	$(119)	$(305)	$(135)	$(134)

% Change versus prior year period
Net premiums written	10.0%	12.3%	12.3%	12.1%	9.6%	11.5%	10.1%	10.6%
Net premiums earned	12.0%	11.5%	11.4%	9.4%	5.5%	11.7%	6.0%	6.9%

Other ratios
Net premiums written/gross premiums written	86%	87%	87%	87%	87%	87%	87%	87%

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Gross premiums written	$2,151	$1,111	$428	$508	$2,404	$3,690	$3,898	$4,406
Net premiums written	1,379	758	249	607	1,521	2,386	2,581	3,188
Net premiums earned	1,419	626	128	835	1,540	2,173	2,334	3,169
Adjusted losses and loss expenses	1,193	543	49	871	1,356	1,785	2,003	2,874
Policy acquisition costs	88	45	21	22	76	154	128	150
Administrative expenses	2	3	2	(10)	3	7	9	(1)

Underwriting income (loss)	136	35	56	(48)	105	227	194	146
Net investment income	20	21	21	20	12	62	43	63
Other income (expense) - operating	(1)	-	-	(1)	-	(1)	-	(1)
Amortization expense of purchased intangibles	(5)	(7)	(6)	(6)	(6)	(18)	(19)	(25)

Segment income (loss)	$150	$49	$71	$(35)	$111	$270	$218	$183

CAY underwriting income (loss) ex Cats	$159	$68	$31	$(52)	$114	$258	$219	$167

Combined ratio
Loss and loss expense ratio	84.1%	86.8%	38.6%	104.4%	88.1%	82.2%	85.8%	90.7%
Policy acquisition cost ratio	6.1%	7.1%	16.8%	2.7%	4.9%	7.1%	5.5%	4.7%
Administrative expense ratio	0.2%	0.5%	1.2%	-1.3%	0.2%	0.3%	0.4%	0.0%

Combined ratio	90.4%	94.4%	56.6%	105.8%	93.2%	89.6%	91.7%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	82.5%	81.5%	69.5%	104.7%	87.5%	81.3%	84.7%	90.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	6.4%	7.6%	12.1%	1.4%	5.2%	7.1%	5.9%	4.6%

CAY combined ratio ex Cats	88.9%	89.1%	81.6%	106.1%	92.7%	88.4%	90.6%	94.7%

Catastrophe losses - pre-tax	$29	$33	$3	$2	$18	$65	$37	$39
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(6)	$-	$(28)	$(6)	$(9)	$(34)	$(12)	$(18)

% Change versus prior year period
Net premiums written	-9.3%	-1.2%	-15.0%	58.2%	-11.7%	-7.6%	2.3%	9.7%
Net premiums earned	-7.9%	-1.5%	-19.4%	34.4%	-8.0%	-6.9%	5.3%	11.7%

Other ratios
Net premiums written/gross premiums written	64%	68%	58%	119%	63%	65%	66%	72%

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023

Gross premiums written	$4,150	$4,262	$4,775	$3,961	$3,897	$13,187	$11,705	$15,666
Net premiums written	3,367	3,334	3,835	3,216	3,211	10,536	9,359	12,575
Net premiums earned	3,421	3,347	3,198	3,226	3,311	9,966	9,005	12,231
Losses and loss expenses	1,631	1,671	1,426	1,504	1,635	4,728	4,139	5,643
Policy benefits	120	92	100	119	91	312	338	457
Policy acquisition costs	852	842	823	827	827	2,517	2,286	3,113
Administrative expenses	340	348	331	320	327	1,019	899	1,219

Underwriting income	478	394	518	456	431	1,390	1,343	1,799
Adjusted net investment income	286	283	267	259	248	836	636	895
Other income (expense) - operating	(5)	(4)	(5)	(4)	10	(14)	29	25
Amortization expense of purchased intangibles	(21)	(20)	(20)	(18)	(19)	(61)	(52)	(70)

Segment income	$738	$653	$760	$693	$670	$2,151	$1,956	$2,649

CAY underwriting income ex Cats	$521	$490	$455	$477	$502	$1,466	$1,349	$1,826

Combined ratio
Loss and loss expense ratio	51.2%	52.7%	47.7%	50.3%	52.1%	50.6%	49.7%	49.9%
Policy acquisition cost ratio	24.9%	25.1%	25.7%	25.6%	25.0%	25.3%	25.4%	25.4%
Administrative expense ratio	9.9%	10.4%	10.4%	10.0%	9.9%	10.2%	10.0%	10.0%

Combined ratio	86.0%	88.2%	83.8%	85.9%	87.0%	86.1%	85.1%	85.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.9%	49.8%	49.7%	49.7%	50.0%	49.8%	49.7%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	34.9%	35.5%	36.1%	35.5%	34.8%	35.5%	35.3%	35.4%

CAY combined ratio ex Cats	84.8%	85.3%	85.8%	85.2%	84.8%	85.3%	85.0%	85.1%

Catastrophe losses - pre-tax	$103	$157	$26	$144	$120	$286	$259	$403
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(60)	$(61)	$(89)	$(123)	$(49)	$(210)	$(253)	$(376)

% Change versus prior year period
Net premiums written (1)	4.9%	15.6%	17.5%	19.3%	21.4%	12.6%	11.9%	13.7%
Net premiums written - Commercial (1)	5.1%	13.3%	12.2%	13.2%	17.0%	10.2%	10.5%	11.2%
Net premiums written - Consumer	4.5%	19.1%	27.1%	29.5%	28.4%	16.4%	14.1%	17.8%
Net premiums earned	3.3%	15.1%	14.8%	17.8%	20.8%	10.7%	11.7%	13.2%

Net premiums written constant $ (1)	7.5%	16.6%	16.7%	15.0%	17.3%	13.5%	12.7%	13.3%
Net premiums written - Commercial (1)	6.7%	13.9%	11.4%	10.1%	14.6%	10.6%	12.4%	11.8%
Net premiums written - Consumer	8.5%	20.7%	26.2%	23.2%	21.4%	18.2%	13.2%	15.7%
Net premiums earned constant $	5.9%	16.2%	14.4%	13.5%	16.1%	11.9%	11.9%	12.3%

Other ratios: Net premiums written/gross premiums written	81%	78%	80%	81%	82%	80%	80%	80%

				Constant $	YTD	YTD		Constant $
Production by Region - Net premiums written	3Q-24	3Q-23	% Change	% Change	2024	2023	% Change	% Change
Europe, Middle East and Africa	$1,347	$1,264	6.6%	7.1%	$4,625	$4,292	7.8%	7.1%
Latin America	701	695	0.8%	7.7%	2,175	1,969	10.4%	10.9%
Asia	1,279	1,201	6.5%	9.0%	3,617	2,993	20.9%	24.9%
Other (2)	40	51	-22.4%	-22.3%	119	105	13.4%	13.6%

Total	$3,367	$3,211	4.9%	7.5%	$10,536	$9,359	12.6%	13.5%

(1) Q3 2024 net premiums written and commercial net premiums written growth was unfavorably impacted by a $56 million favorable reinsurance treaty premium adjustment in the prior year. Excluding the adjustment in the prior year, net premiums written and commercial net premiums written were up 6.7% and 8.3%, respectively, on a reported basis, or 9.4% and 10.0%, in constant dollars.

(2) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Gross premiums written	$382	$528	$411	$206	$285	$1,321	$945	$1,151
Net premiums written	352	411	359	187	261	1,122	831	1,018
Net premiums earned	316	339	295	242	239	950	720	962
Losses and loss expenses	200	155	137	107	116	492	319	426
Policy acquisition costs	89	80	81	68	69	250	196	264
Administrative expenses	9	11	9	10	9	29	27	37

Underwriting income	18	93	68	57	45	179	178	235
Adjusted net investment income	64	58	57	64	47	179	144	208
Other income (expense) - operating	-	-	-	1	-	-	1	2

Segment income	$82	$151	$125	$122	$92	$358	$323	$445

CAY underwriting income ex Cats	$76	$77	$69	$54	$51	$222	$160	$214

Combined ratio
Loss and loss expense ratio	63.3%	45.7%	46.3%	44.1%	48.4%	51.8%	44.3%	44.3%
Policy acquisition cost ratio	28.0%	23.8%	27.5%	28.1%	29.1%	26.3%	27.2%	27.4%
Administrative expense ratio	3.1%	3.2%	3.1%	3.9%	3.8%	3.1%	3.8%	3.8%

Combined ratio	94.4%	72.7%	76.9%	76.1%	81.3%	81.2%	75.3%	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	44.4%	50.4%	46.0%	45.7%	45.9%	47.0%	47.2%	46.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	31.4%	27.0%	30.5%	31.9%	32.9%	29.6%	30.8%	31.1%

CAY combined ratio ex Cats	75.8%	77.4%	76.5%	77.6%	78.8%	76.6%	78.0%	77.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$4	$-	$-	$-	$-	$4	$-	$-
Catastrophe losses - pre-tax	$67	$-	$-	$-	$6	$67	$7	$7
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(5)	$(16)	$1	$(3)	$-	$(20)	$(25)	$(28)

% Change versus prior year period
Net premiums written as reported	34.8%	40.3%	29.7%	15.1%	-1.4%	35.0%	6.5%	8.0%
Net premiums earned as reported	32.3%	43.4%	20.8%	15.5%	-6.5%	32.0%	1.0%	4.3%

Net premiums written constant $	34.8%	40.5%	29.7%	14.3%	-1.8%	35.1%	6.9%	8.2%
Net premiums earned constant $	32.9%	43.6%	20.8%	14.2%	-7.1%	32.3%	1.3%	4.2%

Other ratios
Net premiums written/gross premiums written	92%	78%	87%	91%	91%	85%	88%	88%

Global Reinsurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023

Gross premiums written	$1,618	$1,646	$1,701	$1,524	$1,529	$4,965	$4,230	$5,754

Net premiums written	1,552	1,580	1,633	1,450	1,452	4,765	4,015	5,465

Net premiums earned	1,530	1,568	1,611	1,436	1,442	4,709	3,962	5,398

Losses and loss expenses	32	22	32	27	20	86	87	114

Adjusted policy benefits	989	1,031	1,070	933	866	3,090	2,283	3,216

Policy acquisition costs	291	300	294	260	279	885	829	1,089

Administrative expenses	213	218	207	218	216	638	553	771

Adjusted net investment income	250	258	230	231	211	738	525	756

Other income (expense) - operating (1)	39	32	40	46	28	111	69	115

Amortization expense of purchased intangibles	(10)	(11)	(10)	(12)	(12)	(31)	(18)	(30)

Segment income	$284	$276	$268	$263	$288	$828	$786	$1,049

% Change versus prior year period

Net premiums written	6.8%	24.5%	26.3%	20.3%	14.9%	18.7%	67.1%	51.5%

Net premiums earned	6.1%	24.7%	27.5%	21.2%	15.9%	18.8%	70.4%	53.8%

Net premiums written constant $	10.6%	27.6%	29.7%	17.2%	15.2%	22.2%	68.4%	50.9%

Net premiums earned constant $	9.9%	27.7%	31.2%	18.2%	16.2%	22.4%	71.6%	53.2%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):
				Constant $	YTD	YTD		Constant $
	3Q-24	3Q-23	% Change	% Change	2024	2023	% Change	% Change

International life insurance net premiums written	$1,275	$1,208	5.5%	10.0%	$3,964	$3,282	20.8%	25.1%

International life insurance deposits (2)	586	388	51.2%	54.2%	1,733	1,097	58.0%	62.8%

Total international life insurance net premiums written and deposits	$1,861	$1,596	16.6%	20.9%	$5,697	$4,379	30.1%	34.6%

International life insurance segment income	$223	$215	3.9%	9.1%	$680	$620	9.7%	13.8%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with U.S. GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023

Adjusted loss and loss expenses	$58	$93	$10	$148	$61	$161	$133	$281
Administrative expenses	104	99	107	112	98	310	290	402

Underwriting loss	(162)	(192)	(117)	(260)	(159)	(471)	(423)	(683)

Adjusted net investment income	(23)	(28)	(21)	4	23	(72)	42	46

Other income (expense) - operating	(10)	(14)	(33)	(14)	(8)	(57)	(37)	(51)

Adjusted interest expense	(197)	(188)	(183)	(179)	(179)	(568)	(514)	(693)
Amortization expense of purchased intangibles	(40)	(40)	(42)	(47)	(44)	(122)	(129)	(176)
Integration expenses	(7)	(7)	(7)	(18)	(14)	(21)	(51)	(69)
Amortization of fair value adjustment of acquired invested assets and long-term debt	-	2	-	(1)	(4)	2	1	-

Adjusted net realized gains (losses)	391	29	1	22	(37)	421	(193)	(171)
Market risk benefits gains (losses)	(230)	(29)	21	(153)	(32)	(238)	(154)	(307)
Income tax (expense) benefit	(504)	(490)	(342)	678	(413)	(1,336)	(1,189)	(511)
Less: NCI income (loss)	166	(14)	151	(10)	(3)	303	(3)	(13)

Net (loss) benefit	$(948)	$(943)	$(874)	$42	$(864)	$(2,765)	$(2,644)	$(2,602)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$55	$93	$9	$146	$61	$157	$131	$277

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Losses and loss expenses incurred	7,174	1,491	5,683
Losses and loss expenses paid	(6,595)	(1,520)	(5,075)	89%
Other (incl. foreign exch. revaluation)	484	117	367

Balance at June 30, 2023	$76,480	$16,608	$59,872
Losses and loss expenses incurred	9,709	2,603	7,106
Losses and loss expenses paid	(6,921)	(1,701)	(5,220)	73%
Other (incl. foreign exch. revaluation)	437	298	139

Balance at September 30, 2023	$79,705	$17,808	$61,897
Losses and loss expenses incurred	8,157	1,994	6,163
Losses and loss expenses paid	(7,971)	(1,971)	(6,000)	97%
Other (incl. foreign exch. revaluation)	231	53	178

Balance at December 31, 2023	$80,122	$17,884	$62,238
Losses and loss expenses incurred	6,603	876	5,727
Losses and loss expenses paid	(6,423)	(1,601)	(4,822)	84%
Other (incl. foreign exch. revaluation)	39	4	35

Balance at March 31, 2024	$80,341	$17,163	$63,178
Losses and loss expenses incurred	7,819	1,388	6,431
Losses and loss expenses paid	(5,657)	(1,069)	(4,588)	71%
Other (incl. foreign exch. revaluation)	(312)	(73)	(239)

Balance at June 30, 2024	$82,191	$17,409	$64,782
Losses and loss expenses incurred	9,737	2,354	7,383
Losses and loss expenses paid	(7,838)	(2,169)	(5,669)	77%
Other (incl. foreign exch. revaluation)	236	37	199

Balance at September 30, 2024	$84,326	$17,631	$66,695
Add net recoverable on paid losses	-	1,975	(1,975)

Balance including net recoverable on paid losses	$84,326	$19,606	$64,720

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division
	September 30	June 30	March 31	December 31
	2024	2024	2024	2023
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,607	$1,572	$1,573	$1,670

Brandywine and Other Run-off	449	456	458	480

Total	$2,056	$2,028	$2,031	$2,150

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$16,730	$16,500	$16,238	$16,949

Brandywine and Other Run-off	1,208	1,208	1,215	1,220

Total	$17,938	$17,708	$17,453	$18,169

Gross reinsurance recoverable

Active operations	$18,337	$18,072	$17,811	$18,619

Brandywine and Other Run-off	1,657	1,664	1,673	1,700

Total	$19,994	$19,736	$19,484	$20,319

Provision for uncollectible reinsurance (1)

Active operations	$(262)	$(255)	$(252)	$(240)

Brandywine and Other Run-off	(126)	(126)	(123)	(127)

Total	$(388)	$(381)	$(375)	$(367)

Net reinsurance recoverable

Active operations	$18,075	$17,817	$17,559	$18,379

Brandywine and Other Run-off	1,531	1,538	1,550	1,573

Total	$19,606	$19,355	$19,109	$19,952

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.2 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30 2024		June 30 2024		March 31 2024		December 31 2023
Market Value

Fixed maturities available for sale	$117,265		$107,840		$108,289		$106,571

Other investments-fixed maturities	5,905		5,404		4,408		3,773

Short-term investments	4,375		4,546		5,107		4,551

Total fixed maturities	$127,545		$117,790		$117,804		$114,895

Asset Allocation by Market Value

U.S. Treasury / Agency	$2,629	2%	$2,741	2%	$2,899	2%	$3,590	3%

Corporate and asset-backed securities	46,693	37%	43,620	37%	43,447	38%	42,830	37%

Mortgage-backed securities	28,474	22%	24,614	21%	23,755	20%	22,058	19%

Municipal	1,968	2%	1,947	2%	2,043	2%	2,929	3%

Non-U.S.	43,406	34%	40,322	34%	40,553	34%	38,937	34%

Short-term investments	4,375	3%	4,546	4%	5,107	4%	4,551	4%

Total fixed maturities	$127,545	100%	$117,790	100%	$117,804	100%	$114,895	100%

Credit Quality by Market Value

AAA	$13,987	11%	$14,087	12%	$14,289	12%	$12,669	11%

AA	39,115	31%	34,980	30%	34,371	29%	34,312	30%

A	30,797	24%	28,056	24%	28,134	24%	27,674	24%

BBB	23,900	19%	21,457	18%	21,283	18%	20,810	18%

BB	10,738	8%	10,384	9%	10,529	9%	10,270	9%

B	8,432	7%	8,293	7%	8,539	7%	8,580	7%

Other	576	0%	533	0%	659	1%	580	1%

Total fixed maturities	$127,545	100%	$117,790	100%	$117,804	100%	$114,895	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$119,366		$113,407		$113,364		$110,972

Other investments-fixed maturities	5,905		5,404		4,408		3,773

Short-term investments	4,378		4,547		5,108		4,551

Subtotal fixed maturities (1)	129,649		123,358		122,880		119,296

Equity securities	4,404		3,792		3,769		3,455

Private debt held-for-investment (1)	2,619		2,680		2,708		2,553

Private equities and other	16,655		16,474		16,089		15,832

Total investment portfolio	$153,327		$146,304		$145,446		$141,136

Avg. duration of fixed maturities (2)	4.7 years		4.8 years		4.9 years		4.7 years

Avg. market yield of fixed income investments (3)	5.2%		5.9%		5.8%		5.6%

Avg. credit quality	A/A		A/A		A/A		A/A

Avg. book yield of fixed income investments (3)	4.9%		4.9%		4.9%		4.8%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 18

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at September 30, 2024

Agency residential mortgage-backed securities (RMBS)	$9	$24,888	$-	$-	$-	$24,897

Non-agency RMBS	1,683	166	126	98	6	2,079

Commercial mortgage-backed securities	1,278	124	90	4	2	1,498

Total mortgage-backed securities at market value	$2,970	$25,178	$216	$102	$8	$28,474

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2024		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$4,698	$818	$256	$114	$5,886

Banks		-	1	2,778	2,369	5,148

Basic Materials		-	-	111	380	491

Communications		-	253	508	1,489	2,250

Consumer, Cyclical		-	162	699	1,000	1,861

Consumer, Non-Cyclical		36	489	2,705	2,069	5,299

Diversified Financial Services		1	153	446	401	1,001

Energy		-	111	346	1,445	1,902

Industrial		-	10	684	1,507	2,201

Utilities		227	2	1,307	1,070	2,606

All Others		137	438	1,176	2,220	3,971

Total		$5,099	$2,437	$11,016	$14,064	$32,616

Market Value at September 30, 2024			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$16	$59	$1	$76
Banks			-	-	-	-
Basic Materials			444	243	21	708
Communications			642	709	101	1,452
Consumer, Cyclical			1,448	1,022	36	2,506
Consumer, Non-Cyclical			1,476	1,320	72	2,868
Diversified Financial Services			359	189	-	548
Energy			743	536	-	1,279
Industrial			994	801	19	1,814
Utilities			324	160	-	484
All Others			778	1,483	81	2,342

Total			$7,224	$6,522	$331	$14,077

Investments 2	Page 19

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2024

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,951	$-	$-	$-	$1,951

People’s Republic of China	-	206	1,495	-	-	1,701

Canada	946	-	-	-	-	946

Taiwan	-	845	-	-	-	845

Kingdom of Thailand	-	-	656	-	-	656

United Mexican States	-	-	-	595	-	595

Federative Republic of Brazil	-	-	-	-	567	567

Commonwealth of Australia	563	-	-	-	-	563

Province of Ontario	-	-	523	-	-	523

Socialist Republic of Vietnam	-	-	-	-	463	463

Other Non-U.S. Government Securities	596	2,636	2,074	1,019	919	7,244

Total	$2,105	$5,638	$4,748	$1,614	$1,949	$16,054

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$6,558	$386	$16	$6,960

United Kingdom	25	29	920	1,275	427	2,676

Canada	162	76	992	867	396	2,493

United States (1)	-	9	523	537	817	1,886

France	5	47	924	568	144	1,688

South Korea	-	486	500	613	7	1,606

Australia	58	319	371	394	26	1,168

Japan	-	-	646	205	12	863

Germany	84	101	102	293	70	650

Switzerland	53	48	432	10	17	560

Other Non-U.S. Corporate Securities	398	485	1,737	2,680	1,502	6,802

Total	$785	$1,600	$13,705	$7,828	$3,434	$27,352

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2024	Market Value	Rating

1	Bank of America Corp	$910	A-

2	Morgan Stanley	774	A-

3	JP Morgan Chase & Co	716	A-

4	Wells Fargo & Co	661	BBB+

5	Citigroup Inc	598	BBB+

6	Goldman Sachs Group Inc	597	BBB+

7	AT&T Inc	445	BBB

8	Verizon Communications Inc	440	BBB+

9	UBS Group AG	439	A-

10	HSBC Holdings Plc	386	A-

Investments 4	Page 21

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$26	$2	$28	$3,457	$(198)	$3,259	$3,483	$(196)	$3,287
Public equity:
Realized gains (losses) on sales	(4)	1	(3)	-	-	-	(4)	1	(3)
Mark-to-market	111	(22)	89	-	-	-	111	(22)	89
Private equity: Mark-to-market	151	6	157	-	-	-	151	6	157

Total investment portfolio	284	(13)	271	3,457	(198)	3,259	3,741	(211)	3,530
Foreign exchange	(57)	11	(46)	383	7	390	326	18	344
Partially-owned entities (2)	1	-	1	-	-	-	1	-	1
Current discount rate on future policy benefits	-	-	-	(629)	36	(593)	(629)	36	(593)
Instrument-specific credit risk - market risk benefits	-	-	-	(8)	1	(7)	(8)	1	(7)
Other	(3)	3	-	(19)	4	(15)	(22)	7	(15)

Net gains (losses)	$225	$1	$226	$3,184	$(150)	$3,034	$3,409	$(149)	$3,260

(1) The quarter includes pre-tax realized gains on investment derivatives of $66 million, a net decrease of the valuation allowance of expected credit losses of $48 million on fixed maturities, and impairments of $19 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended September 30, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(61)	$24	$(37)	$(2,184)	$29	$(2,155)	$(2,245)	$53	$(2,192)
Public equity:
Realized gains (losses) on sales	(32)	3	(29)	-	-	-	(32)	3	(29)
Mark-to-market	(43)	3	(40)	-	-	-	(43)	3	(40)
Private equity: Mark-to-market	90	(4)	86	-	-	-	90	(4)	86

Total investment portfolio	(46)	26	(20)	(2,184)	29	(2,155)	(2,230)	55	(2,175)
Foreign exchange	(67)	19	(48)	(241)	13	(228)	(308)	32	(276)
Partially-owned entities (4)	8	(1)	7	11	-	11	19	(1)	18
Current discount rate on future policy benefits	-	-	-	686	(35)	651	686	(35)	651
Instrument-specific credit risk - market risk benefits	-	-	-	(5)	-	(5)	(5)	-	(5)
Other (5)	94	13	107	37	(7)	30	131	6	137

Net gains (losses)	$(11)	$57	$46	$(1,696)	$-	$(1,696)	$(1,707)	$57	$(1,650)

(3) The quarter includes pre-tax realized gains on investment derivatives of $9 million, a net decrease of the valuation allowance of expected credit losses of $34 million, and impairments of $16 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(5) Includes a one-time net realized gain of $116 million as a result of the consolidation of Huatai.

Net Gains (Losses)	Page 22

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(213)	$41	$(172)	$2,284	$(149)	$2,135	$2,071	$(108)	$1,963
Public equity:
Realized gains (losses) on sales	8	-	8	-	-	-	8	-	8
Mark-to-market	170	(16)	154	-	-	-	170	(16)	154
Private equity: Mark-to-market	333	13	346	-	-	-	333	13	346

Total investment portfolio	298	38	336	2,284	(149)	2,135	2,582	(111)	2,471
Foreign exchange	(161)	36	(125)	(26)	19	(7)	(187)	55	(132)
Partially-owned entities (2)	2	-	2	-	-	-	2	-	2
Current discount rate on future policy benefits	-	-	-	(592)	14	(578)	(592)	14	(578)
Instrument-specific credit risk - market risk benefits	-	-	-	2	-	2	2	-	2
Other	(10)	1	(9)	(17)	4	(13)	(27)	5	(22)

Net gains (losses)	$129	$75	$204	$1,651	$(112)	$1,539	$1,780	$(37)	$1,743

(1) Year to date includes pre-tax realized gains on investment derivatives of $6 million, a net decrease of the valuation allowance of expected credit losses of $81 million on fixed maturities, and impairments of $81 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Nine months ended September 30, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(449)	$83	$(366)	$(1,592)	$(93)	$(1,685)	$(2,041)	$(10)	$(2,051)
Public equity:
Realized gains (losses) on sales	(35)	3	(32)	-	-	-	(35)	3	(32)
Mark-to-market	(1)	(2)	(3)	-	-	-	(1)	(2)	(3)
Private equity: Mark-to-market	364	19	383	-	-	-	364	19	383

Total investment portfolio	(121)	103	(18)	(1,592)	(93)	(1,685)	(1,713)	10	(1,703)
Foreign exchange	(122)	45	(77)	(203)	21	(182)	(325)	66	(259)
Partially-owned entities (4)	(2)	-	(2)	11	-	11	9	-	9
Current discount rate on future policy benefits	-	-	-	500	(21)	479	500	(21)	479
Instrument-specific credit risk - market risk benefits	-	-	-	3	-	3	3	-	3
Other (5)	78	16	94	52	(11)	41	130	5	135

Net gains (losses)	$(167)	$164	$(3)	$(1,229)	$(104)	$(1,333)	$(1,396)	$60	$(1,336)

(3) Year to date includes pre-tax realized losses on investment derivatives of $92 million, a net decrease of the valuation allowance of expected credit losses of $44 million, and impairments of $60 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(5) Includes a one-time net realized gain of $116 million as a result of the consolidation of Huatai.

Net Gains (Losses) 2	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2024	2024	2024	2023	2022

Financial Debt:

Total short-term debt	$1,571	$1,553	$2,265	$1,460	$475

Total long-term debt (1)	14,560	13,178	13,248	13,035	14,402

Total financial debt	$16,131	$14,731	$15,513	$14,495	$14,877

Hybrid debt:

Total trust preferred securities	309	309	309	308	308

Total	$16,440	$15,040	$15,822	$14,803	$15,185

Capitalization:

Chubb shareholders’ equity	$65,757	$61,038	$60,535	$59,507	$50,519

Hybrid debt	309	309	309	308	308

Financial debt	16,131	14,731	15,513	14,495	14,877

Total capitalization	$82,197	$76,078	$76,357	$74,310	$65,704

Leverage ratios (based on total capital):

Hybrid debt	0.4%	0.4%	0.4%	0.4%	0.5%

Financial debt	19.6%	19.4%	20.3%	19.5%	22.6%

Total hybrid & financial debt	20.0%	19.8%	20.7%	19.9%	23.1%

Note: As of September 30, 2024, there was $0.9 billion usage of credit facilities on total capacity of $4.0 billion.

(1) In July 2024, the company issued $0.7 billion of 4.65% senior notes due 2029 and $0.6 billion of 5.00% senior notes due 2034. The use of proceeds was for general corporate purposes, including the repayment at maturity of its €0.7 billion 0.30% senior notes due December 2024.

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2024	2023	2024	2023

Numerator
Core operating income	$2,334	$2,041	$6,746	$5,927
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	(2)	5	3
Tax expense on amortization adjustment	(2)	-	(3)	(7)
Integration expenses, pre-tax	(7)	(14)	(21)	(51)
Tax benefit on integration expenses	1	4	4	13
Adjusted net realized gains (losses), pre-tax	225	(11)	129	(167)
Tax benefit on adjusted net realized gains (losses)	1	57	75	164
Market risk benefits gains (losses), pre- and after-tax	(230)	(32)	(238)	(154)

Chubb net income	$2,324	$2,043	$6,697	$5,728

Rollforward of Common Shares Outstanding
Shares - beginning of period	404,073,495	410,691,354	405,269,637	414,594,856
Repurchase of shares	(1,441,607)	(2,949,900)	(4,915,964)	(8,634,600)
Shares issued (canceled), excluding option exercises	(24,806)	(23,697)	665,669	1,128,936
Issued for option exercises	426,339	266,582	2,014,079	895,147

Shares - end of period	403,033,421	407,984,339	403,033,421	407,984,339

Denominator
Weighted average shares outstanding (1)	403,831,412	409,505,454	404,700,118	412,076,470
Effect of other dilutive securities	4,047,315	3,100,505	4,191,655	3,288,940

Adj. wtd. avg. shares outstanding and assumed conversions	407,878,727	412,605,959	408,891,773	415,365,410

Basic earnings per share
Core operating income	$5.78	$4.98	$16.67	$14.38
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	-	-	(0.01)
Integration expenses, net of tax	(0.02)	(0.02)	(0.04)	(0.09)
Adjusted net realized gains (losses), net of tax	0.56	0.11	0.51	(0.01)
Market risk benefits gains (losses), net of tax	(0.57)	(0.08)	(0.59)	(0.37)

Chubb net income	$5.75	$4.99	$16.55	$13.90

Diluted earnings per share
Core operating income	$5.72	$4.95	$16.50	$14.27
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	-	-	(0.01)
Integration expenses, net of tax	(0.02)	(0.02)	(0.04)	(0.09)
Adjusted net realized gains (losses), net of tax	0.56	0.10	0.50	(0.01)
Market risk benefits gains (losses), net of tax	(0.56)	(0.08)	(0.58)	(0.37)

Chubb net income	$5.70	$4.95	$16.38	$13.79

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2024	2024	2024	2023	2023

Chubb shareholders’ equity	$65,757	$61,038	$60,535	$59,507	$52,373
Less: Chubb goodwill and other intangible assets, net of tax	24,376	24,246	24,175	23,853	23,450

Numerator for tangible book value per share	$41,381	$36,792	$36,360	$35,654	$28,923

Book value - % change over prior quarter	7.7%	0.8%	1.7%	13.6%	-1.0%
Tangible book value - % change over prior quarter	12.5%	1.2%	2.0%	23.3%	-10.8%

Denominator: shares outstanding	403,033,421	404,073,495	406,033,066	405,269,637	407,984,339

Book value per common share	$163.16	$151.05	$149.09	$146.83	$128.37
Tangible book value per common share	$102.67	$91.05	$89.55	$87.98	$70.89

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$61,038	$60,535	$59,507	$52,373	$52,875
Core operating income	2,334	2,196	2,216	3,410	2,041
Amortization of fair value adjustment of acquired invested assets and long-term debt	-	6	(4)	1	(2)
Integration expenses	(6)	(10)	(1)	(17)	(10)
Adjusted net realized gains (losses) (1)	226	67	(89)	59	46
Market risk benefits gains (losses)	(230)	(29)	21	(153)	(32)
Net unrealized gains (losses) on investments	3,259	(476)	(648)	4,776	(2,144)
Repurchase of shares	(413)	(570)	(316)	(720)	(606)
Dividend declared on common shares	(369)	(369)	(350)	(351)	(352)
Cumulative translation gains (losses)	390	(478)	81	203	(228)
Postretirement benefit liability	(1)	1	(1)	75	(1)
Current discount rate on future policy benefits	(593)	55	(40)	(353)	651
Instrument-specific credit risk - market risk benefits	(7)	4	5	(1)	(5)
Other (2)	129	106	154	205	140

Chubb shareholders’ equity, end of quarter	$65,757	$61,038	$60,535	$59,507	$52,373

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits include gains and losses from fair value changes in separate account liabilities, as well as the offsetting movement in separate account assets that do not qualify for separate account reporting under U.S. GAAP, for purposes of reporting Life Insurance underwriting income. We view gains and losses from fair value changes in both non-qualified separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified from Other (income) expense to adjusted policy benefits. In addition, adjusted policy benefits includes the impact of realized gains and losses on underlying investments supporting the liabilities of certain participating policies for the portion that are shared with policyholders. These realized gains and losses on underlying investments have been reclassified from net realized gains (losses) to adjusted policy benefits. We believe this presentation better reflects the economics of the liabilities and the underlying investments supporting those liabilities.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a U.S. GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 30-33.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), integration expenses, the amortization of fair value adjustment of acquired invested assets and long-term debt related to certain acquisitions. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefit gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, which are incurred by the overall company and are included in Corporate. These expenses include legal and professional fees and all other costs directly related to the integration activities of acquisitions. The costs are not related to the ongoing activities of the individual segments and are therefore also excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on integration expenses, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and integration expenses, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with U.S. GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Due to the significant impact that this required investment company classification has on the presentation of the company’s operating cash flow, the company has elected to remove the impact of these net investing activities of these investment companies. The investment company presentation is not consistent with our consolidated cash flow presentation. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities, and may impact a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of these consolidated investment products.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Tax expense (benefit), as reported	$500	$489	$340	$(680)	$412	$1,329	$1,188	$508
Less: tax expense on amortization of fair value of acquired invested assets and debt	2	(4)	5	1	—	3	7	8
Less: tax benefit on integration expenses	(1)	3	(6)	(1)	(4)	(4)	(13)	(14)
Less: tax benefit on adjusted net realized gains (losses)	(1)	(19)	(55)	(9)	(57)	(75)	(164)	(173)

Tax expense (benefit), adjusted	$500	$509	$396	$(671)	$473	$1,405	$1,358	$687

Income before tax, as reported	$2,824	$2,719	$2,483	$2,620	$2,455	$8,026	$6,916	$9,536
Less: amortization of fair value of acquired invested assets and debt	2	2	1	2	(2)	5	3	5
Less: integration expenses	(7)	(7)	(7)	(18)	(14)	(21)	(51)	(69)
Less: adjusted realized gains (losses)	32	39	(238)	(84)	(70)	(167)	(455)	(539)
Less: realized gains (losses) related to unconsolidated entities	193	9	94	134	59	296	288	422
Less: market risk benefits gains (losses)	(230)	(29)	21	(153)	(32)	(238)	(154)	(307)

Core operating income before tax	$2,834	$2,705	$2,612	$2,739	$2,514	$8,151	$7,285	$10,024

Effective tax rate	17.7%	18.0%	13.7%	-26.0%	16.8%	16.6%	17.2%	5.3%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.1%	0.2%	-0.2%	-0.1%	0.0%	0.0%	-0.1%	-0.1%
Adjustment for tax impact of integration expenses	0.0%	-0.2%	0.2%	0.2%	0.1%	0.0%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	1.7%	1.0%	1.4%	0.0%	2.1%	1.1%	1.9%	1.8%
Adjustment for tax impact of market risk benefits gains (losses)	-1.6%	-0.2%	0.1%	1.4%	-0.2%	-0.5%	-0.4%	-0.2%

Core operating effective tax rate	17.7%	18.8%	15.2%	-24.5%	18.8%	17.2%	18.6%	6.9%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Net income, as reported	$2,324	$2,230	$2,143	$3,300	$2,043	$6,697	$5,728	$9,028
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	2	1	2	(2)	5	3	5
Tax (expense) benefit on amortization adjustment	(2)	4	(5)	(1)	—	(3)	(7)	(8)
Integration expenses, pre-tax	(7)	(7)	(7)	(18)	(14)	(21)	(51)	(69)
Tax benefit on integration expenses	1	(3)	6	1	4	4	13	14
Adjusted realized gains (losses), pre-tax	32	39	(238)	(84)	(70)	(167)	(455)	(539)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	193	9	94	134	59	296	288	422
Tax (expense) benefit on adjusted net realized gains (losses)	1	19	55	9	57	75	164	173
Market risk benefits gains (losses), pre- and after-tax	(230)	(29)	21	(153)	(32)	(238)	(154)	(307)

Core operating income	$2,334	$2,196	$2,216	$3,410	$2,041	$6,746	$5,927	$9,337

Catastrophe losses - after-tax	$629	$482	$347	$257	$544	$1,458	$1,245	$1,502
Unfavorable (favorable) prior period development (PPD) - after-tax	$(181)	$(167)	$(168)	$(184)	$(116)	$(516)	$(420)	$(604)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						YTD	YTD	Full Year
	3Q-24	2Q-24	1Q-24	4Q-23	3Q-23	2024	2023	2023
Net income, as reported	$2,490	$2,216	$2,294	$3,290	$2,040	$7,000	$5,725	$9,015
Less: Income tax (expense) benefit	(504)	(490)	(342)	678	(413)	(1,336)	(1,189)	(511)
Amortization expense of purchased intangibles	(81)	(80)	(80)	(84)	(84)	(241)	(226)	(310)
Other income (expense)	325	110	191	286	154	626	550	836
Interest expense	(192)	(182)	(178)	(173)	(174)	(552)	(499)	(672)
Net investment income	1,508	1,468	1,391	1,371	1,314	4,367	3,566	4,937
Net realized gains (losses)	198	104	(101)	(123)	(103)	201	(484)	(607)
Market risk benefits gains (losses)	(230)	(29)	21	(153)	(32)	(238)	(154)	(307)
Integration expenses	(7)	(7)	(7)	(18)	(14)	(21)	(51)	(69)
Life Insurance underlying income (loss) (2)	15	(99)	(2)	(13)	80	(86)	266	253
Add: Realized gains (losses) on crop derivatives	(1)	(3)	(1)	(2)	(7)	(5)	(3)	(5)

P&C underwriting income	$1,457	$1,418	$1,400	$1,517	$1,305	$4,275	$3,943	$5,460
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	765	580	435	300	670	1,780	1,528	1,828
Unfavorable (favorable) prior period development (PPD) - pre-tax	(244)	(192)	(207)	(177)	(200)	(643)	(596)	(773)

P&C CAY underwriting income ex Cats	$1,978	$1,806	$1,628	$1,640	$1,775	$5,412	$4,875	$6,515

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense) under GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			YTD	YTD	Full Year
	3Q-24	3Q-23	2024	2023	2023
Chubb net income	$2,324	$2,043	$6,697	$5,728	$9,028
Core operating income	$2,334	$2,041	$6,746	$5,927	$9,337

Equity - beginning of period, as reported	$61,038	$52,875	$59,507	$50,519	$50,519
Less: unrealized gains (losses) on investments, net of deferred tax	(5,301)	(6,809)	(4,177)	(7,279)	(7,279)
Less: changes in current discount rate on FPB, net of deferred tax	66	(247)	51	(75)	(75)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(13)	(16)	(22)	(24)	(24)

Equity - beginning of period, as adjusted	$66,286	$59,947	$63,655	$57,897	$57,897

Less: Chubb goodwill and other intangible assets, net of tax	24,246	20,442	23,853	20,455	20,455

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$42,040	$39,505	$39,802	$37,442	$37,442

Equity - end of period, as reported	$65,757	$52,373	$65,757	$52,373	$59,507
Less: unrealized gains (losses) on investments, net of deferred tax	(2,042)	(8,953)	(2,042)	(8,953)	(4,177)
Less: changes in current discount rate on FPB, net of deferred tax	(527)	404	(527)	404	51
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(20)	(21)	(20)	(21)	(22)

Equity - end of period, as adjusted	$68,346	$60,943	$68,346	$60,943	$63,655

Less: Chubb goodwill and other intangible assets, net of tax	24,376	23,450	24,376	23,450	23,853

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$43,970	$37,493	$43,970	$37,493	$39,802

Weighted average equity, as reported	$63,398	$52,624	$62,632	$51,446	$55,013
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$43,005	$38,499	$41,886	$37,468	$38,622
Weighted average equity, as adjusted	$67,316	$60,445	$66,001	$59,420	$60,776
ROE	14.7%	15.5%	14.3%	14.8%	16.4%
Core operating ROTE	21.7%	21.2%	21.5%	21.1%	24.2%
Core operating ROE	13.9%	13.5%	13.6%	13.3%	15.4%
Private equities realized gains (losses), after-tax (1)	$157	$86	$346	$383	$523
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	0.9 pts	0.6 pts	0.7 pts	0.9 pts	0.9 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	September 30	June 30	December 31	QTD %	YTD %
	2024	2024	2023	Change	Change
Book value	$65,757	$61,038	$59,507
Less: AOCI	(5,270)	(8,304)	(6,809)

Book value excluding AOCI	71,027	69,342	66,316
Tangible book value	41,381	36,792	35,654
Less: Tangible AOCI	(4,450)	(7,286)	(5,999)

Tangible book value excluding tangible AOCI	$45,831	$44,078	$41,653

Denominator: shares outstanding	403,033,421	404,073,495	405,269,637

Book value per share excluding AOCI	$176.23	$171.60	$163.64	2.7%	7.7%
Tangible book value per share excluding tangible AOCI	$113.72	$109.08	$102.78	4.3%	10.6%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q3 2024		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,391	$879	$1,192	$1,751	$200	$58	$7,471
Realized (gains) losses on crop derivatives		-	-	1	-	-	-	1

Adjusted losses and loss expenses/policy benefits	A	$3,391	$879	$1,193	$1,751	$200	$58	$7,472

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(340)	(230)	(29)	(103)	(63)	-	(765)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	4	-	4

Catastrophe losses, gross of related adjustments		(340)	(230)	(29)	(103)	(67)	-	(769)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		39	189	6	60	5	(55)	244
Net premiums earned adjustments on PPD - unfavorable (favorable)		69	-	-	-	-	-	69
Expense adjustments - unfavorable (favorable)		2	-	-	-	-	-	2
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		110	189	6	60	5	(55)	315

CAY loss and loss expense ex Cats	B	$3,161	$838	$1,170	$1,708	$138	$3	$7,018

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,027	$403	$90	$1,192	$98	$104	$2,914
Expense adjustments - favorable (unfavorable)		(2)	-	-	-	-	-	(2)

CAY policy acquisition costs and administrative expenses	D	$1,025	$403	$90	$1,192	$98	$104	$2,912

Denominator
Net premiums earned	E	$5,110	$1,577	$1,419	$3,421	$316		$11,843
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(4)		(4)
Net premiums earned adjustments on PPD - unfavorable (favorable)		69	-	-	-	-		69
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$5,179	$1,577	$1,419	$3,421	$312		$11,908

P&C combined ratio
Loss and loss expense ratio	A/E	66.4%	55.8%	84.1%	51.2%	63.3%		63.1%
Policy acquisition cost and administrative expense ratio	C/E	20.1%	25.5%	6.3%	34.8%	31.1%		24.6%

P&C combined ratio		86.5%	81.3%	90.4%	86.0%	94.4%		87.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.0%	53.1%	82.5%	49.9%	44.4%		58.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.8%	25.6%	6.4%	34.9%	31.4%		24.5%

CAY P&C combined ratio ex Cats		80.8%	78.7%	88.9%	84.8%	75.8%		83.4%

Combined ratio
Combined ratio								87.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$9,640	$2,654	$1,780	$5,040	$492	$161	$19,767
Realized (gains) losses on crop derivatives		-	-	5	-	-	-	5

Adjusted losses and loss expenses/policy benefits	A	$9,640	$2,654	$1,785	$5,040	$492	$161	$19,772

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(828)	(538)	(65)	(286)	(63)	-	(1,780)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	4	-	4

Catastrophe losses, gross of related adjustments		(828)	(538)	(65)	(286)	(67)	-	(1,784)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		231	305	34	210	20	(157)	643
Net premiums earned adjustments on PPD - unfavorable (favorable)		77	-	39	-	-	-	116
Expense adjustments - unfavorable (favorable)		9	-	3	-	-	-	12
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1	-	1

PPD, gross of related adjustments - favorable (unfavorable)		317	305	76	210	21	(157)	772

CAY loss and loss expense ex Cats	B	$9,129	$2,421	$1,796	$4,964	$446	$4	$18,760

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,030	$1,176	$161	$3,536	$279	$310	$8,492
Expense adjustments - favorable (unfavorable)		(9)	-	(3)	-	-	-	(12)

CAY policy acquisition costs and administrative expenses	D	$3,021	$1,176	$158	$3,536	$279	$310	$8,480

Denominator
Net premiums earned	E	$14,890	$4,560	$2,173	$9,966	$950		$32,539
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(4)		(4)
Net premiums earned adjustments on PPD - unfavorable (favorable)		77	-	39	-	-		116
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1		1

Net premiums earned excluding adjustments	F	$14,967	$4,560	$2,212	$9,966	$947		$32,652

P&C combined ratio
Loss and loss expense ratio	A/E	64.7%	58.2%	82.2%	50.6%	51.8%		60.8%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	25.8%	7.4%	35.5%	29.4%		26.1%

P&C combined ratio		85.1%	84.0%	89.6%	86.1%	81.2%		86.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.0%	53.1%	81.3%	49.8%	47.0%		57.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	25.8%	7.1%	35.5%	29.6%		25.9%

CAY P&C combined ratio ex Cats		81.2%	78.9%	88.4%	85.3%	76.6%		83.4%

Combined ratio
Combined ratio								86.9%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 31

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,025	$900	$1,349	$1,726	$116	$61	$7,177
Realized (gains) losses on crop derivatives		-	-	7	-	-	-	7

Adjusted losses and loss expenses/policy benefits	A	$3,025	$900	$1,356	$1,726	$116	$61	$7,184

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(246)	(280)	(18)	(120)	(6)	-	(670)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(246)	(280)	(18)	(120)	(6)	-	(670)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		84	119	9	49	-	(61)	200
Net premiums earned adjustments on PPD - unfavorable (favorable)		66	-	-	-	-	-	66
Expense adjustments - unfavorable (favorable)		7	-	-	-	-	-	7
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	(1)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		157	118	9	49	(1)	(61)	271

CAY loss and loss expense ex Cats	B	$2,936	$738	$1,347	$1,655	$109	$-	$6,785

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$963	$371	$79	$1,154	$78	$98	$2,743
Expense adjustments - favorable (unfavorable)		(7)	-	-	-	-	-	(7)

CAY policy acquisition costs and administrative expenses	D	$956	$371	$79	$1,154	$78	$98	$2,736

Denominator
Net premiums earned	E	$4,735	$1,407	$1,540	$3,311	$239		$11,232
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		66	-	-	-	-		66
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	(1)		(2)

Net premiums earned excluding adjustments	F	$4,801	$1,406	$1,540	$3,311	$238		$11,296

P&C combined ratio
Loss and loss expense ratio	A/E	63.9%	63.9%	88.1%	52.1%	48.4%		64.0%
Policy acquisition cost and administrative expense ratio	C/E	20.3%	26.4%	5.1%	34.9%	32.9%		24.4%

P&C combined ratio		84.2%	90.3%	93.2%	87.0%	81.3%		88.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.1%	52.4%	87.5%	50.0%	45.9%		60.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	26.5%	5.2%	34.8%	32.9%		24.2%

CAY P&C combined ratio ex Cats		81.1%	78.9%	92.7%	84.8%	78.8%		84.3%

Combined ratio
Combined ratio								88.3%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								88.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 32

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$8,625	$2,634	$2,000	$4,477	$319	$133	$18,188
Realized (gains) losses on crop derivatives		-	-	3	-	-	-	3

Adjusted losses and loss expenses/policy benefits	A	$8,625	$2,634	$2,003	$4,477	$319	$133	$18,191

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(639)	(586)	(37)	(259)	(7)	-	(1,528)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(639)	(586)	(37)	(259)	(7)	-	(1,528)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		302	135	12	253	25	(131)	596
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	(2)	-	-	-	76
Expense adjustments - unfavorable (favorable)		14	-	-	-	-	-	14
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	5	-	3

PPD, gross of related adjustments - favorable (unfavorable)		394	133	10	253	30	(131)	689

CAY loss and loss expense ex Cats	B	$8,380	$2,181	$1,976	$4,471	$342	$2	$17,352

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,801	$1,083	$137	$3,185	$223	$290	$7,719
Expense adjustments - favorable (unfavorable)		(14)	-	-	-	-	-	(14)

CAY policy acquisition costs and administrative expenses	D	$2,787	$1,083	$137	$3,185	$223	$290	$7,705

Denominator
Net premiums earned	E	$13,710	$4,084	$2,334	$9,005	$720		$29,853
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	(2)	-	-		76
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	5		3

Net premiums earned excluding adjustments	F	$13,788	$4,082	$2,332	$9,005	$725		$29,932

P&C combined ratio
Loss and loss expense ratio	A/E	62.9%	64.5%	85.8%	49.7%	44.3%		60.9%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.5%	5.9%	35.4%	31.0%		25.9%

P&C combined ratio		83.3%	91.0%	91.7%	85.1%	75.3%		86.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.8%	53.4%	84.7%	49.7%	47.2%		58.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	26.6%	5.9%	35.3%	30.8%		25.7%

CAY P&C combined ratio ex Cats		81.0%	80.0%	90.6%	85.0%	78.0%		83.7%

Combined ratio
Combined ratio								86.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 33

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life Insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed income investments: Weighted average yield based on the current market value of our fixed maturities and other debt investments.

Average book yield of fixed income investments: Weighted average yield based on the amortized cost of our fixed maturities and other debt investments.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and Chubb shareholders’ equity.

Integration expenses: Integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

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